EXHIBIT 10.8

                                SOUTHTRUST BANK

                                       TO

                       SPECTRUM SCIENCES & SOFTWARE, INC.

                                TABLE OF CONTENTS


3.   Renewal  Revolving  Promissory  Note  ($1,000,000)  (Renewal  of
     #0015224591-13291)

4.   Renewal  Revolving  Promissory  Note  ($1,000,000)  (Renewal  of
     #0015224591-39786)
5.   Renewal Revolving Promissory Note ($100,000) (Renewal of #0015224591-32026)

6.   Renewal Revolving Promissory Note ($145,000) (Renewal of #0015224591-71899)

7.   Forbearance  Agreement


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$  1,000,000.00                                             Birmingham,  Alabama
                                                            February 28, 2002


                                    RENEWAL
                            REVOLVING PROMISSORY NOTE


          This Note evidences a renewal and refinancing of that certain indebtedness in the maximum principal amount of $1,000,000, as evidenced under that certain Revolving Note dated September 28, 2000 between Borrower and Bank.


1.    BORROWER'S  PROMISE  TO  PAY

     FOR VALUE RECEIVED, the undersigned, jointly and severally if more than one (herein, along with any other maker, endorser, surety or guarantor hereof, referred to as "Borrower") promises to pay to the order of SOUTHTRUST BANK (the "Bank" or collectively with any other holder of this Note, the "Holder"), at the office of Bank or such other place as Holder may designate from time to time without grace and in lawful money of the United States of America, the principal sum of One Million and 00/l00ths Dollars ($1,000,000.00) (or if there is more than one advance hereunder, the aggregate principal amount of all advances by Holder to Borrower pursuant to this Note), together with interest thereon, all as evidenced by records of Holder. Borrower promises to pay principal and interest as set forth in Sections 3 and 4 below. Unless otherwise elected by Holder, all payments shall be applied as billed by Holder, and if not billed, then first to late and other charges, if any, payable hereunder or under any Loan Document, then to interest and then to principal.

     This note is a master note, and it is contemplated that the proceeds of the Loan evidenced hereby will be advanced from time to time to the Borrower by Holder in installments, as requested by the Borrower and agreed to by Holder. It is further contemplated that any amounts advanced under this note may be prepaid from time to time by the Borrower and subsequently re-advanced by Holder, so long as the principal amount outstanding does not exceed the face amount of this note. By reason of prepayments hereon, there may be times when no indebtedness is owing hereunder, and notwithstanding any such occurrence, this note shall remain valid and shall be in full force and effect as to each subsequent principal advance made hereunder. The Holder shall maintain a record (by computer or otherwise) of all principal advances and repayments under this Renewal Revolving Promissory Note and that record shall be presumed to be correct in the absence of clear and convincing evidence to the contrary.


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

2.   ADVANCES

     The principal sum hereinabove stated is the maximum amount of principal that Borrower can borrow under this Note. As of the date hereof, Borrower has received $995,694.44 under this Note. Future advances are contemplated under this Note, provided that Borrower is in compliance with the terms and conditions of the Security Agreement executed by Borrower on or about September 28, 2000 and the terms and conditions of that certain Forbearance Agreement of even date herewith.

3.   PAYMENT  OF  PRINCIPAL

     Principal shall be paid on May 16, 2002, which shall be the maturity date of this Note.

4.   INTEREST,  PAYMENT  OF  INTEREST

     Interest from date on the outstanding unpaid principal balance shall be calculated by multiplying the product of the principal amount and the applicable rate set forth herein by the actual number of days elapsed, and dividing by 360. "SouthTrust Base Rate", as used herein, is a reference rate established by the Bank for use in computing and adjusting interest, is subject to increase, decrease or change at the Bank's discretion, and is only one of the reference rates or indices that the Bank uses. The Bank may lend to others at rates of interest at or greater or less than, SouthTrust Base Rate or the rate provided herein. In no event shall the rate of interest calculated hereunder exceed the maximum amount allowed by law. Any principal amounts outstanding hereunder after maturity or default shall continue to bear interest at the rate, and calculated in the manner, set forth herein plus two percentage points (2%). The applicable rate hereunder shall be equal to two percentage points (2.0%) over SouthTrust
Base Rate from time to time prevailing at Bank. Any change in said rate resulting from a change in SouthTrust Base Rate shall take effect immediately. Interest shall be billed and paid monthly commencing March 28, 2002.

5.    SECURITY

     Borrower has given Bank, and this Note is secured in part by, that certain Security Agreement ("Loan and Security Agreement") dated on or about September 28, 2000. The Security Agreement, and every security agreement, pledge, assignment, stock power, guaranty, mortgage, financing statement, deed of trust, security deed, forbearance agreement, ship mortgage, and/or other instrument, covering personal or real property which secures an obligation so defined as to include the indebtedness hereunder are sometimes collectively referred to as "Loan Documents". This Note also is secured by other property given to Holder as collateral in other agreements from time to time existing between the Borrower and the Holder. Borrower acknowledges having read and understood the Holder's rights under such separate agreements. References to the Loan Documents and to such other agreements shall not affect or impair the absolute and unconditional obligation of the Borrower to pay the principal of and interest on this Note when due.


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

     To the extent permitted by applicable law. Holder may, but shall not be required to, apply to or set off against any amount owed under this Note, without notice to Borrower, any funds, credit or property held by, in transit to or in possession of, Holder for the account of any Borrower.

6.   PURPOSE  OF  LOAN

     This Note evidences a loan to be used by Borrower for business working capital, and Borrower agrees to use the proceeds of this loan for the purposes set forth herein, and to abide by the terms contained herein and in the Loan Documents as defined herein. Notwithstanding the foregoing, the Borrower hereby represents and warrants to Bank that the money which is the subject of this loan is not for personal, family, household, or agricultural purposes within the meaning of the Federal Truth-in-Lending Act or Regulation Z of the Federal Reserve Board issued pursuant thereto, and that this loan is exclusively for business or commercial purposes (other than agricultural purposes).

7.   PREPAYMENT

     This Note may be prepaid in whole or in part at any time without a prepayment charge.

8.   LATE  CHARGES  FOR  OVERDUE  PAYMENTS

     Any scheduled payment of principal or principal plus interest in default ten (10) days or more will be subject to late charges of five percent (5%) of such scheduled payment. The late charge shall not exceed $250 for any late payment, except that such limitation shall be inapplicable if this Note is secured by real property. The late charge shall be charged only once for any late payment.

9.   DEFAULT

     Any one or more of the following events or conditions of Borrower (which shall mean and include any maker, endorser, surety or guarantor hereof) shall constitute a default under this Note: (a) failure to pay when due or to perform or comply with any of the: (i) obligations or provisions under this Note and any renewals, modifications, refinancings and extensions thereof, (ii) obligations or provisions under any Loan Document, or (iii) other obligations and indebtedness of Borrower to Holder now existing or hereafter incurred or arising, direct or indirect, and however incurred or any part thereof (collectively, the "Indebtedness"); or (b) if Holder deems itself insecure for any reason and Borrower fails to deposit additional collateral satisfactory to Holder. Upon the happening of any one or more of said events of default. Holder shall have the right at its election and without notice to Borrower to declare the full amounts of principal, interest and charges under this Note and all other Indebtedness of Borrower to Holder immediately due and payable with interest to date. No delay in making such election shall be construed as a waiver of the right to make such election. In the event of the death or insolvency of Borrower, general assignment by, judgment against, filing of petition in bankruptcy by or against, or the filing of application in any court for a receiver for Borrower, or issuance of writ of garnishment or attachment in a suit or action against any of the assets of Borrower, the full amount of principal, interest and charges under this Note and all other Indebtedness of Borrower shall immediately become due and payable with interest to date, unless Holder shall, on notice of such event, elect to waive such acceleration by written notation hereon. Upon any such acceleration, whether automatic or at the election of Holder, both principal and accrued interest shall bear interest from the accelerated date of maturity at the rate set forth in Section 4 above.

10.  WAIVERS;  COSTS  OF  COLLECTION;  MISCELLANEOUS

     Each Borrower, to the extent not prohibited by applicable law or regulation, hereby severally (a) waives as to this debt or any renewal, modification, extension or refinancing thereof all rights of exemption under the Constitution or laws of Alabama or any other state as to real or personal property; (b) waives demand, presentment, protest, notice of protest, notice of dishonor, suit against any party and all other requirements necessary to hold Borrower liable hereunder; (c) agrees that time of payment may be extended or renewal notes taken or other indulgence granted without notice of or consent to such action and without release of liability as to any Borrower; and (d) agrees to pay all costs of collecting or attempting to collect or secure this Note, including reasonable attorneys' fees. This Note shall be governed by and construed in accordance with the laws of the State of Alabama. If any provision of this Note is or becomes invalid or unenforceable, the remaining provisions shall not be affected thereby. Any change or modification of this Note must be in writing signed by both Holder and Borrower.

     Holder's books and records showing the account between Holder and Borrower shall be admissible in evidence in any action or proceeding, shall be binding upon Holder and Borrower for the purposes of establishing the items therein set forth and shall constitute prima facie proof thereof.

     The Holder shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies, and no waiver of any kind shall be valid against the Holder; unless in writing and signed by the Holder. All rights and remedies hereunder and under any statute or rule of law shall be cumulative and may be exercised successively or concurrently. BORROWER CONSENTS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN BIRMINGHAM, ALABAMA AND WAIVES ANY OBJECTION WE MAY HAVE BASED UPON IMPROPER VENUE OR FORUM NON CONVENIENS OR TO THE CONDUCT OF ANY PROCEEDINGS IN ANY SUCH COURT. IN ANY JUDICIAL PROCEEDING BROUGHT WITH RESPECT TO, RELATING TO, OR PERTAINING TO THIS NOTE, THE LOAN DOCUMENTS, THE INDEBTEDNESS, THE ADMINISTRATION, HANDLING OR COLLECTION OF THE INDEBTEDNESS OR THE ACTIONS OF HOLDER, THE BORROWER WAIVES ANY RIGHT TO TRIAL BY JURY. Borrower covenants and agrees that Borrower will furnish Holder a prompt written notice of any action or inaction by Holder or any of Holder's agents or attorneys in connection with this Note, the Loan Documents, or the advances or obligations thereunder, that may be actionable against Holder, Holder's agents, Holder's attorneys, or a defense to payment of the Borrower's obligations to Holder for any reason, including, but not limited to, commission of a tort or violation of any contractual duty or duty implied by law. Borrower further agrees that, unless this notice is duly given as promptly as possible (and in any event within ten (10) days after Borrower has knowledge or with the exercise of reasonable diligence should have had knowledge of any such action or inaction, Borrower will not assert, and shall be deemed to have waived, any claim or defense arising therefrom.

     Singular or plural words used herein shall be taken to refer to the undersigned, whether one or more than one, and this Note shall bind each of the undersigned, jointly and severally.

11.   EXECUTION

     The undersigned have subscribed their names hereto without condition that anyone else should sign or become bound hereon and without any other condition whatever being made. The provisions hereof are binding on the heirs, executors, administrators, assigns and successors of each Borrower and shall inure to the benefit of Bank, its successors and assigns, and every subsequent Holder of this Note. Borrower acknowledges receipt of a completed copy hereof and of any other instrument executed by Borrower before this transaction is consummated. This Renewal Revolving Promissory Note constitutes a renewal of existing financing and is not a novation thereof.

     IN WITNESS WHEREOF, the undersigned has caused this note to be executed, sealed and delivered in Ft. Walton Beach, Florida on this the 28th day of February, 2002.

     CAUTION: IT IS IMPORTANT THAT YOU THOROUGHLY READ THIS NOTE BEFORE YOU SIGN IT.


                                              BORROWER:

                                              SPECTRUM SCIENCES & SOFTWARE, INC.
                                              By:  /s/Donal  R.  Myrick
                                              Donal  R.  Myrick
[SEAL]                                        Its:   President

                           CERTIFICATE OF RESOLUTIONS

                                       OF

                       SPECTRUM SCIENCES & SOFTWARE, INC.


     I, the undersigned, do hereby certify that I am the Secretary of SPECTRUM SCIENCES & SOFTWARE, INC., a Florida corporation, and that the following is a true copy of resolutions duly adopted by the Board of Directors of said
Corporation at a meeting thereof duly called after written notice to each director and held on the 28th day of February, 2002.

     RESOLVED: that it is to the best interests of this Corporation to enter into arrangements with SOUTHTRUST BANK, herein designated as "Secured Party", providing for continued financing accommodation to be extended to this Corporation by said Secured Party and for the creation of security interests in favor of Secured Party upon all or substantially all of this Corporation's present and future tangible or intangible property; and further

     RESOLVED: That the President of this Corporation is hereby authorized and empowered to make, execute, authorize and deliver in the name of this Corporation a note, renewal note(s), a forbearance agreement, a preferred ship mortgage, financing statements, and/or other agreements with Secured Party, and any amendments or modifications thereof, and that the President of this Corporation, and any person whom this Corporation or the President thereof may from time to time designate, is hereby authorized and empowered to make, execute, and deliver to Secured Party in the name of this Corporation any and all such assignments, pledges, endorsements, transfers, and other documents and instruments, and to do all such acts, as may be appropriate to consummate transactions between this Corporation and Secured Party pursuant to such note, ship mortgage, financing statement, and forbearance agreements; and further

     RESOLVED: That all acts and transactions of the President of this Corporation and of any such designees, done in execution or performance of any such agreements, mortgage and of transactions thereunder, are hereby ratified and approved.

     I further certify that the location of the office of said corporation, as specified in its Certificate of Incorporation, is the County of Okaloosa, State of Florida, and that its principal place of business is located at: 91 Hill
Avenue,  Ft.  Walton  Beach,  Florida  32548  (Okaloosa  County).


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

     I further certify that the Certificate of Incorporation and By-Laws of said Corporation contain no provisions requiring a vote or consent of stockholders to authorize the action of the Board of Directors set forth in the foregoing resolutions, and that said resolutions are and remain in full force and effect.

     IN WITNESS WHEREOF, I have hereunto set my hand as the Secretary of said Corporation, and impressed its Corporate Seal hereon, by order of the Board of Directors, this 28th day of February, 2002.


                                                Donal  R.  Myrick    (Secretary)
     [CORPORATE  SEAL]

The  foregoing  is  hereby
approved  and  confirmed:


Donal  R.  Myrick
(Sole  Director  and  Shareholder)

$1,000,000.00                                               Birmingham,  Alabama
                                                            February  28,  2002

                                    RENEWAL

                            REVOLVING PROMISSORY NOTE

          This Note evidences a renewal and refinancing of that certain indebtedness in the maximum principal amount of $1,000,000, as evidenced under that certain Revolving Note dated September 28,2000 between Borrower and Bank.

1.    BORROWER'S  PROMISE  TO  PAY

     FOR VALUE RECEIVED, the undersigned, jointly and severally if more than one (herein, along with any other maker, endorser, surety or guarantor hereof, referred to as "Borrower") promises to pay to the order of SOUTHTRUST BANK (the "Bank" or collectively with any other holder of this Note, the "Holder"), at the office of Bank or such other place as Holder may designate from time to time without grace and in lawful money of the United States of America, the principal sum of One Million and 00/l00ths Dollars ($1,000,000.00) (or if there is more than one advance hereunder, the aggregate principal amount of all advances by Holder to Borrower pursuant to this Note), together with interest thereon, all as evidenced by records of Holder. Borrower promises to pay principal and interest as set forth in Sections 3 and 4 below. Unless otherwise elected by Holder, all payments shall be applied as billed by Holder, and if not billed, then first to late and other charges, if any, payable hereunder or under any Loan Document, then to interest and then to principal.

     This note is a master note, and it is contemplated that the proceeds of the Loan evidenced hereby will be advanced from time to time to the Borrower by Holder in installments, as requested by the Borrower and agreed to by Holder. It is further contemplated that any amounts advanced under this note may be prepaid from time to time by the Borrower and subsequently re-advanced by Holder, so long as the principal amount outstanding does not exceed the face amount of this note. By reason of prepayments hereon, there may be times when no indebtedness is owing hereunder, and notwithstanding any such occurrence, this note shall remain valid and shall be in full force and effect as to each subsequent principal advance made hereunder. The Holder shall maintain a record (by computer or otherwise) of all principal advances and repayments under this Renewal Revolving Promissory Note and that record shall be presumed to be correct in the absence of clear and convincing evidence to the contrary.


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

2.   ADVANCES

     The principal sum hereinabove stated is the maximum amount of principal that Borrower can borrow under this Note. As of the date hereof. Borrower has received $995,694.44 under this Note. Future advances are contemplated under this Note, provided that Borrower is in compliance with the terms and conditions of the Security Agreement executed by Borrower on or about September 28, 2000 and the terms and conditions of that certain Forbearance Agreement of even date herewith.

3.    PAYMENT  OF  PRINCIPAL

     Principal shall be paid on May 16, 2002, which shall be the maturity date of this Note.

4.   INTEREST,  PAYMENT  OF  INTEREST

     Interest from date on the outstanding unpaid principal balance shall be calculated by multiplying the product of the principal amount and the applicable rate set forth herein by the actual number of days elapsed, and dividing by 360. "SouthTrust Base Rate", as used herein, is a reference rate established by the Bank for use in computing and adjusting interest, is subject to increase, decrease or change at the Bank's discretion, and is only one of the reference rates or indices that the Bank uses. The Bank may lend to others at rates of interest at or greater or less than, SouthTrust Base Rate or the rate provided herein. In no event shall the rate of interest calculated hereunder exceed the maximum amount allowed by law. Any principal amounts outstanding hereunder after maturity or default shall continue to bear interest at the rate, and calculated in the manner, set forth herein plus two percentage points (2%). The applicable rate hereunder shall be equal to two percentage points (2.0%) over SouthTrust
Base Rate from time to time prevailing at Bank. Any change in said rate resulting from a change in SouthTrust Base Rate shall take effect immediately. Interest shall be billed and paid monthly commencing March 28, 2002.

5.    SECURITY

     Borrower has given Bank, and this Note is secured in part by, that certain Security Agreement ("Loan and Security Agreement") dated on or about September 28, 2000. The Security Agreement, and every security agreement, pledge, assignment, stock power, guaranty, mortgage, financing statement, deed of trust, security deed, forbearance agreement, ship mortgage and/or other instrument, covering personal or real property which secures an obligation so defined as to include the indebtedness hereunder are sometimes collectively referred to as "Loan Documents". This Note also is secured by other property given to Holder as collateral in other agreements from time to time existing between the Borrower and the Holder. Borrower acknowledges having read and understood the Holder's rights under such separate agreements. References to the Loan Documents and to such other agreements shall not affect or impair the absolute and unconditional obligation of the Borrower to pay the principal of and interest on this Note when due.


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

     To the extent permitted by applicable law. Holder may, but shall not be required to, apply to or set off against any amount owed under this Note, without notice to Borrower, any funds, credit or property held by, in transit to or in possession of, Holder for the account of any Borrower.

6.   PURPOSE  OF  LOAN

     This Note evidences a loan to be used by Borrower for business working capital, and Borrower agrees to use the proceeds of this loan for the purposes set forth herein, and to abide by the terms contained herein and in the Loan Documents as defined herein. Notwithstanding the foregoing, the Borrower hereby represents and warrants to Bank that the money which is the subject of this loan is not for personal, family, household, or agricultural purposes within the meaning of the Federal Truth-in-Lending Act or Regulation Z of the Federal Reserve Board issued pursuant thereto, and that this loan is exclusively for business or commercial purposes (other than agricultural purposes).

7.   PREPAYMENT

     This Note may be prepaid in whole or in part at any time without a prepayment charge.

8.   LATE  CHARGES  FOR  OVERDUE  PAYMENTS

     Any scheduled payment of principal or principal plus interest in default ten (10) days or more will be subject to late charges of five percent (5%) of such scheduled payment. The late charge shall not exceed $250 for any late payment, except that such limitation shall be inapplicable if this Note is secured by real property. The late charge shall be charged only once for any late payment.

9.   DEFAULT

     Any one or more of the following events or conditions of Borrower (which shall mean and include any maker, endorser, surety or guarantor hereof) shall constitute a default under this Note: (a) failure to pay when due or to perform or comply with any of the: (i) obligations or provisions under this Note and any renewals, modifications, refinancings and extensions thereof, (ii) obligations or provisions under any Loan Document, or (iii) other obligations and indebtedness of Borrower to Holder now existing or hereafter incurred or arising, direct or indirect, and however incurred or any part thereof (collectively, the "Indebtedness"); or (b) if Holder deems itself insecure for any reason and Borrower fails to deposit additional collateral satisfactory to Holder. Upon the happening of any one or more of said events of default. Holder shall have the right at its election and without notice to Borrower to declare the full amounts of principal, interest and charges under this Note and all other Indebtedness of Borrower to Holder immediately due and payable with interest to date. No delay in making such election shall be construed as a waiver of the right to make such election. In the event of the death or insolvency of Borrower, general assignment by, judgment against, filing of petition in bankruptcy by or against, or the filing of application in any court for a receiver for Borrower, or issuance of writ of garnishment or attachment in a suit or action against any of the assets of Borrower, the full amount of principal, interest and charges under this Note and all other Indebtedness of Borrower shall immediately become due and payable with interest to date, unless Holder shall, on notice of such event, elect to waive such acceleration by written notation hereon. Upon any such acceleration, whether automatic or at the election of Holder, both principal and accrued interest shall bear interest from the accelerated date of maturity at the rate set forth in Section 4 above.

10.  WAIVERS;  COSTS  OF  COLLECTION;  MISCELLANEOUS

     Each Borrower, to the extent not prohibited by applicable law or regulation, hereby severally (a) waives as to this debt or any renewal, modification, extension or refinancing thereof all rights of exemption under the Constitution or laws of Alabama or any other state as to real or personal property; (b) waives demand, presentment, protest, notice of protest, notice of dishonor, suit against any party and all other requirements necessary to hold Borrower liable hereunder; (c) agrees that time of payment may be extended or renewal notes taken or other indulgence granted without notice of or consent to such action and without release of liability as to any Borrower; and (d) agrees to pay all costs of collecting or attempting to collect or secure this Note, including reasonable attorneys' fees. This Note shall be governed by and construed in accordance with the laws of the State of Alabama. If any provision of this Note is or becomes invalid or unenforceable, the remaining provisions shall not be affected thereby. Any change or modification of this Note must be in writing signed by both Holder and Borrower.

     Holder's books and records showing the account between Holder and Borrower shall be admissible in evidence in any action or proceeding, shall be binding upon Holder and Borrower for the purposes of establishing the items therein set forth and shall constitute prima facie proof thereof.

     The Holder shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies, and no waiver of any kind shall be valid against the Holder; unless in writing and signed by the Holder. All rights and remedies hereunder and under any statute or rule of law shall be cumulative and may be exercised successively or concurrently. BORROWER CONSENTS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN BIRMINGHAM, ALABAMA AND WAIVES ANY OBJECTION WE MAY HAVE BASED UPON IMPROPER VENUE OR FORUM NON CONVENIENS OR TO THE CONDUCT OF ANY PROCEEDINGS IN ANY SUCH COURT. IN ANY JUDICIAL PROCEEDING BROUGHT WITH RESPECT TO, RELATING TO, OR PERTAINING TO THIS NOTE, THE LOAN DOCUMENTS, THE INDEBTEDNESS, THE ADMINISTRATION, HANDLING OR COLLECTION OF THE INDEBTEDNESS OR THE ACTIONS OF HOLDER, THE BORROWER WAIVES ANY RIGHT TO TRIAL BY JURY. Borrower covenants and agrees that Borrower will furnish Holder a prompt written notice of any action or inaction by Holder or any of Holder's agents or attorneys in connection with this Note, the Loan Documents, or the advances or obligations thereunder, that may be actionable against Holder, Holder's agents. Holder's attorneys, or a defense to payment of the Borrower's obligations to Holder for any reason, including, but not limited to, commission of a tort or violation of any contractual duty or duty implied by law. Borrower further agrees that, unless this notice is duly given as promptly as possible (and in any event within ten (10) days) after Borrower has knowledge or with the exercise of reasonable diligence should have had knowledge of any such action or inaction, Borrower will not assert, and shall be deemed to have waived, any claim or defense arising therefrom.

     Singular or plural words used herein shall be taken to refer to the undersigned, whether one or more than one, and this Note shall bind each of the undersigned, jointly and severally.

11.   EXECUTION

     The undersigned have subscribed their names hereto without condition that anyone else should sign or become bound hereon and without any other condition whatever being made. The provisions hereof are binding on the heirs, executors, administrators, assigns and successors of each Borrower and shall inure to the benefit of Bank, its successors and assigns, and every subsequent Holder of this Note. Borrower acknowledges receipt of a completed copy hereof and of any other instrument executed by Borrower before this transaction is consummated. This Renewal Revolving Promissory Note constitutes a renewal of existing financing and is not a novation thereof.

     IN WITNESS WHEREOF, the undersigned has caused this note to be executed, sealed and delivered in Ft. Walton Beach, Florida on this the 28th day of February, 2002. CAUTION:

     IT  IS  IMPORTANT  THAT  YOU  THOROUGHLY READ THIS NOTE BEFORE YOU SIGN IT.

                                              BORROWER:

                                              SPECTRUM SCIENCES & SOFTWARE, INC.
                                              /s/  Donal  R.  Myrick
                                              Donal  R.  Myrick
[SEAL]                                        Its:   President

$100,000.00
                                                             Birmingham, Alabama
                                                             February 28, 2002


                                    RENEWAL

                            REVOLVING PROMISSORY NOTE

   This Note evidences a renewal and refinancing of that certain indebtedness in the maximum principal amount of $100,000, as evidenced under that certain
 Revolving Note dated February 23,1999 between Borrower and Bank, as renewed by that certain Revolving Note dated March 9,2001.

1.   BORROWER'S  PROMISE  TO  PAY

     FOR VALUE RECEIVED, the undersigned, jointly and severally if more than one (herein, along with any other maker, endorser, surety or guarantor hereof, referred to as "Borrower") promises to pay to the order of SOUTHTRUST BANK (the "Bank" or collectively with any other holder of this Note, the "Holder"), at the office of Bank or such other place as Holder may designate from time to time without grace and in lawful money of the United States of America, the principal sum of One Hundred Thousand and 00/l00ths Dollars ($100,000.00) (or if there is more than one advance hereunder, the aggregate principal amount of all advances by Holder to Borrower pursuant to this Note) together with interest thereon, all as evidenced by records of Holder. Borrower promises to pay principal and interest as set forth in Sections 3 and 4 below. Unless otherwise elected by Holder, all payments shall be applied as billed by Holder, and if not billed, then first to late and other charges, if any, payable hereunder or under any Loan Document, then to interest and then to principal.

     This note is a master note, and it is contemplated that the proceeds of the Loan evidenced hereby will be advanced from time to time to the Borrower by Holder in installments, as requested by the Borrower and agreed to by Holder. It is further contemplated that any amounts advanced under this note may be prepaid from time to time by the Borrower and subsequently re-advanced by Holder so long as the principal amount outstanding does not exceed the face amount of this note. By reason of prepayments hereon, there may be times when no indebtedness is owing hereunder, and notwithstanding any such occurrence, this note shall remain valid and shall be in full force and effect as to each subsequent principal advance made hereunder. The Holder shall maintain a record (by computer or otherwise) of all principal advances and repayments under this Renewal Revolving Promissory Note and that record shall be presumed to be correct in the absence of clear and convincing evidence to the contrary.

2.   ADVANCES

     The principal sum hereinabove stated is the maximum amount of principal that Borrower can borrow under this Note. As of the date hereof. Borrower has received $99,995.20 under this Note. Future advances are contemplated under this Note, provided that Borrower is in compliance with the terms and conditions of the Loan Documents as defined herein.

3.   PAYMENT  OF  PRINCIPAL

     Principal shall be paid on May 16, 2002, which shall be the maturity date of this Note.

4.   INTEREST,  PAYMENT  OF  INTEREST

     Interest from date on the outstanding unpaid principal balance shall be calculated by multiplying the product of the principal amount and the applicable rate set forth herein by the actual number of days elapsed, and dividing by 360. "SouthTrust Base Rate", as used herein, is a reference rate established by the Bank for use in computing and adjusting interest, is subject to increase, decrease or change at the Bank's discretion, and is only one of the reference rates or indices that the Bank uses The Bank may lend to others at rates of interest at or greater or less than, SouthTrust Base Rate or the rate provided herein. In no event shall the rate of interest calculated hereunder exceed the maximum amount allowed by law. Any principal amounts outstanding hereunder after maturity or default shall continue to bear interest at the rate, and calculated in the manner, set forth herein plus two percentage points (2%). The applicable rate hereunder shall be equal to two percentage points (2.0%) over SouthTrust
Base Rate from time to time prevailing at Bank. Any change in said rate resulting from a change in SouthTrust Base Rate shall take effect immediately. Interest shall be billed and paid monthly commencing March 28, 2002.

5.    SECURITY

     Borrower has given Bank, and this Note is secured in part by, that certain Guaranty dated on or about February 7, 2000. The Guaranty, and every security agreement, pledge, assignment, stock power, guaranty, mortgage, financing statement, deed of trust, security deed, forbearance agreement, ship mortgage and/or other instrument, covering personal or real property which secures an obligation so defined as to include the indebtedness hereunder are sometimes collectively referred to as "Loan Documents". This Note also is secured by other property given to Holder as collateral in other agreements from time to time existing between the Borrower and the Holder. Borrower acknowledges having read and understood the Holder's rights under such separate agreements. References to the Loan Documents and to such other agreements shall not affect or impair the absolute and unconditional obligation of the Borrower to pay the principal of and interest on this Note when due.

     To the extent permitted by applicable law, Holder may, but shall not be required to, apply to or set off against any amount owed under this Note, without notice to Borrower, any funds, credit or property held by, in transit to or in possession of, Holder for the account of any Borrower.

6.   PURPOSE  OF  LOAN

     This Note evidences a loan to be used by Borrower for business working capital, and Borrower agrees to use the proceeds of this loan for the purposes set forth herein, and to abide by the terms contained herein and in the Loan Documents as defined herein. Notwithstanding the foregoing, the Borrower hereby represents and warrants to Bank that the money which is the subject of this loan is not for personal, family, household, or agricultural purposes within the meaning of the Federal Truth-in-Lending Act or Regulation Z of the Federal Reserve Board issued pursuant thereto, and that this loan is exclusively for business or commercial purposes (other than agricultural purposes).

7.   PREPAYMENT

     This Note may be prepaid in whole or in part at any time without a prepayment charge.

8.   LATE  CHARGES  FOR  OVERDUE  PAYMENTS

     Any scheduled payment of principal or principal plus interest in default ten (10) days or more will be subject to late charges of five percent (5%) of such scheduled payment. The late charge shall not exceed $250 for any late payment, except that such limitation shall be inapplicable if this Note is secured by real property. The late charge shall be charged only once for any late payment.

9.   DEFAULT

     Any one or more of the following events or conditions of Borrower (which shall mean and include any maker, endorser, surety or guarantor hereof) shall constitute a default under this Note: (a) failure to pay when due or to perform or comply with any of the: (i) obligations or provisions under this Note and any renewals, modifications, refinancings and extensions thereof, (ii) obligations or provisions under any Loan Document, or (iii) other obligations and indebtedness of Borrower to Holder now existing or hereafter incurred or arising, direct or indirect, and however incurred or any part thereof (collectively, the "Indebtedness"); or (b) if Holder deems itself insecure for any reason and Borrower fails to deposit additional collateral satisfactory to Holder. Upon the happening of any one or more of said events of default. Holder shall have the right at its election and without notice to Borrower to declare the full amounts of principal, interest and charges under this Note and all other Indebtedness of Borrower to Holder immediately due and payable with interest to date. No delay in making such election shall be construed as a waiver of the right to make such election. In the event of the death or insolvency of Borrower, general assignment by, judgment against, filing of petition in bankruptcy by or against, or the filing of application in any court for a receiver for Borrower, or issuance of writ of garnishment or attachment in a suit or action against any of the assets of Borrower, the full amount of principal, interest and charges under this Note and all other Indebtedness of Borrower shall immediately become due and payable with interest to date, unless Holder shall, on notice of such event, elect to waive such acceleration by written notation hereon. Upon any such acceleration, whether automatic or at the election of Holder, both principal and accrued interest shall bear interest from the accelerated date of maturity at the rate set forth in Section 4 above.

10.  WAIVERS;  COSTS  OF  COLLECTION;  MISCELLANEOUS

     Each Borrower, to the extent not prohibited by applicable law or regulation, hereby severally (a) waives as to this debt or any renewal, modification, extension or refinancing thereof all rights of exemption under the Constitution or laws of Alabama or any other state as to real or personal property; (b) waives demand, presentment, protest, notice of protest, notice of dishonor, suit against any party and all other requirements necessary to hold Borrower liable hereunder; (c) agrees that time of payment may be extended or renewal notes taken or other indulgence granted without notice of or consent to such action and without release of liability as to any Borrower; and (d) agrees to pay all costs of collecting or attempting to collect or secure this Note, including reasonable attorneys' fees. This Note shall be governed by and construed in accordance with the laws of the State of Alabama. If any provision of this Note is or becomes invalid or unenforceable, the remaining provisions shall not be affected thereby. Any change or modification of this Note must be in writing signed by both Holder and Borrower.

     Holder's books and records showing the account between Holder and Borrower shall be admissible in evidence in any action or proceeding, shall be binding upon Holder and Borrower for the purposes of establishing the items therein set forth and shall constitute prima facie proof thereof.

     The Holder shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies, and no waiver of any kind shall be valid against the Holder; unless in writing and signed by the Holder. All rights and remedies hereunder and under any statute or rule of law shall be cumulative and may be exercised successively or concurrently. BORROWER CONSENTS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN BIRMINGHAM, ALABAMA AND WAIVES ANY OBJECTION WE MAY HAVE BASED UPON IMPROPER VENUE OR FORUM NON CONVENIENS OR TO THE CONDUCT OF ANY PROCEEDINGS IN ANY SUCH COURT. IN ANY JUDICIAL PROCEEDING BROUGHT WITH RESPECT TO, RELATING TO, OR PERTAINING TO THIS NOTE, THE LOAN DOCUMENTS, THE INDEBTEDNESS, THE ADMINISTRATION, HANDLING OR COLLECTION OF THE INDEBTEDNESS OR THE ACTIONS OF HOLDER, THE BORROWER WAIVES ANY RIGHT TO TRIAL BY JURY. Borrower covenants and agrees that Borrower will furnish Holder a prompt written notice of any action or inaction by Holder or any of Holder's agents or attorneys in connection with this Note, the Loan Documents, or the advances or obligations thereunder, that may be actionable against Holder, Holder's agents. Holder's attorneys, or a defense to payment of the Borrower's obligations to Holder for any reason, including, but not limited to, commission of a tort or violation of any contractual duty or duty implied by law. Borrower further agrees that, unless this notice is duly given as promptly as possible (and in any event within ten (10) days) after Borrower has knowledge or with the exercise of reasonable diligence should have had knowledge of any such action or inaction, Borrower will not assert, and shall be deemed to have waived, any claim or defense arising therefrom.

     Singular or plural words used herein shall be taken to refer to the undersigned, whether one or more than one, and this Note shall bind each of the undersigned, jointly and severally.

11.   EXECUTION

     The undersigned have subscribed their names hereto without condition that anyone else should sign or become bound hereon and without any other condition whatever being made. The provisions hereof are binding on the heirs, executors, administrators, assigns and successors of each Borrower and shall inure to the benefit of Bank, its successors and assigns, and every subsequent Holder of this Note. Borrower acknowledges receipt of a completed copy hereof and of any other instrument executed by Borrower before this transaction is consummated. This Renewal Revolving Promissory Note constitutes a renewal of existing financing and is not a novation thereof.

     IN WITNESS WHEREOF, the undersigned has caused this note to be executed, sealed and delivered in Birmingham, Alabama on this the 28th day of February, 2002.

     CAUTION: IT IS IMPORTANT THAT YOU THOROUGHLY READ THIS NOTE BEFORE YOU SIGN IT.

                                              BORROWER:

                                              SPECTRUM SCIENCES & SOFTWARE, INC.
                                              By:  /s/  Donal  R.  Myrick
                                              Donal  R.  Myrick
[SEAL]                                        Its:   President

$145  000 00                                                 Birmingham, Alabama
                                                             February 28,2002

                                    RENEWAL

                            REVOLVING PROMISSORY NOTE

          This Note evidences a renewal and refinancing of that certain indebtedness in the maximum principal amount of $145,000, as evidenced under that certain Revolving Note dated February 7, 2000 between Borrower and Bank, as the same may have been renewed and amended from time to time.

1.   BORROWER'S  PROMISE  TO  PAY

     FOR VALUE RECEIVED, the undersigned, jointly and severally if more than one (herein, along with any other maker, endorser, surety or guarantor hereof, referred to as "Borrower") promises to pay to the order of SOUTHTRUST BANK (the "Bank" or collectively with any other holder of this Note, the "Holder"), at the office of Bank or such other place as Holder may designate from time to time without grace and in lawful money of the United States of America, the principal sum of One Hundred Forty-Five Thousand and 00/l00ths Dollars ($145,000.00) (or if there is more than one advance hereunder, the aggregate principal amount of all advances by Holder to Borrower pursuant to this Note), together with interest thereon, all as evidenced by records of Holder. Borrower promises to pay principal and interest as set forth in Sections 3 and 4 below. Unless otherwise elected by Holder, all payments shall be applied as billed by Holder, and if not billed, then first to late and other charges, if any, payable hereunder or under any Loan Document, then to interest and then to principal.

     This note is a master note, and it is contemplated that the proceeds of the Loan evidenced hereby will be advanced from time to time to the Borrower by Holder in installments, as requested by the Borrower and agreed to by Holder. It is further contemplated that any amounts advanced under this note may be prepaid from time to time by the Borrower and subsequently re-advanced by Holder, so long as the principal amount outstanding does not exceed the face amount of this note. By reason of prepayments hereon, there may be times when no indebtedness is owing hereunder, and notwithstanding any such occurrence, this note shall remain valid and shall be in full force and effect as to each subsequent principal advance made hereunder. The Holder shall maintain a record (by computer or otherwise) of all principal advances and repayments under this Renewal Revolving Promissory Note and that record shall be presumed to be correct in the absence of clear and convincing evidence to the contrary.

2.    ADVANCES

     The principal sum hereinabove stated is the maximum amount of principal that Borrower can borrow under this Note. As of the date hereof, Borrower has received $128,520.75 under this Note. Future advances are contemplated under this Note, provided that Borrower is in compliance with the terms and conditions of the Loan Documents as defined herein.

3.   PAYMENT  OF  PRINCIPAL

     Principal shall be paid on May 16, 2002, which shall be the maturity date of this Note.

4.   INTEREST,  PAYMENT  OF  INTEREST

     Interest from date on the outstanding unpaid principal balance shall be calculated by multiplying the product of the principal amount and the applicable rate set forth herein by the actual number of days elapsed, and dividing by 360. "SouthTrust Base Rate", as used herein, is a reference rate established by the Bank for use in computing and adjusting interest, is subject to increase, decrease or change at the Bank's discretion, and is only one of the reference rates or indices that the Bank uses. The Bank may lend to others at rates of interest at or greater or less than, SouthTrust Base Rate or the rate provided herein. In no event shall the rate of interest calculated hereunder exceed the maximum amount allowed by law. Any principal amounts outstanding hereunder after maturity or default shall continue to bear interest at the rate, and calculated in the manner, set forth herein plus two percentage points (2%). The applicable rate hereunder shall be equal to two percentage points (2.0%) over SouthTrust
Base Rate from time to time prevailing at Bank. Any change in said rate resulting from a change in SouthTrust Base Rate shall take effect immediately. Interest shall be billed and paid monthly commencing March 28, 2002.

5.    SECURITY
     Borrower has given Bank, and this Note is secured in part by, that certain Guaranty dated on or about February 7, 2000. The Guaranty, and every security agreement, pledge, assignment, stock power, guaranty, mortgage, financing statement, deed of trust, security deed, forbearance agreement, ship mortgage, and/or other instrument, covering personal or real property which secures an obligation so defined as to include the indebtedness hereunder are sometimes collectively referred to as "Loan Documents". This Note also is secured by other property given to Holder as collateral in other agreements from time to time existing between the Borrower and the Holder. Borrower acknowledges having read and understood the Holder's rights under such separate agreements. References to the Loan Documents and to such other agreements shall not affect or impair the absolute and unconditional obligation of the Borrower to pay the principal of and interest on this Note when due.

     To the extent permitted by applicable law. Holder may, but shall not be required to, apply to or set off against any amount owed under this Note, without notice to Borrower, any funds, credit or property held by, in transit to or in possession of, Holder for the account of any Borrower.

6.   PURPOSE  OF  LOAN

     This Note evidences a loan to be used by Borrower for business working capital, and Borrower agrees to use the proceeds of this loan for the purposes set forth herein, and to abide by the terms contained herein and in the Loan Documents as defined herein. Notwithstanding the foregoing, the Borrower hereby represents and warrants to Bank that the money which is the subject of this loan is not for personal, family, household, or agricultural purposes within the meaning of the Federal Truth-in-Lending Act or Regulation Z of the Federal Reserve Board issued pursuant thereto, and that this loan is exclusively for business or commercial purposes (other than agricultural purposes).

7.   PREPAYMENT

     This Note may be prepaid in whole or in part at any time without a prepayment charge.

8.   LATE  CHARGES  FOR  OVERDUE  PAYMENTS

     Any scheduled payment of principal or principal plus interest in default ten (10) days or more will be subject to late charges of five percent (5%) of such scheduled payment. The late charge shall not exceed $250 for any late payment, except that such limitation shall be inapplicable if this Note is secured by real property. The late charge shall be charged only once for any late payment.

9.   DEFAULT

     Any one or more of the following events or conditions of Borrower (which shall mean and include any maker, endorser, surety or guarantor hereof) shall constitute a default under this Note: (a) failure to pay when due or to perform or comply with any of the: (i) obligations or provisions under this Note and any renewals, modifications, refinancings and extensions thereof, (ii) obligations or provisions under any Loan Document, or (iii) other obligations and indebtedness of Borrower to Holder now existing or hereafter incurred or arising, direct or indirect, and however incurred or any part thereof (collectively, the "Indebtedness"); or (b) if Holder deems itself insecure for any reason and Borrower fails to deposit additional collateral satisfactory to Holder. Upon the happening of any one or more of said events of default, Holder shall have the right at its election and without notice to Borrower to declare the full amounts of principal, interest and charges under this Note and all other Indebtedness of Borrower to Holder immediately due and payable with interest to date. No delay in making such election shall be construed as a waiver of the right to make such election. In the event of the death or insolvency of Borrower, general assignment by, judgment against, filing of petition in bankruptcy by or against, or the filing of application in any court for a receiver for Borrower, or issuance of writ of garnishment or attachment in a suit or action against any of the assets of Borrower, the full amount of principal, interest and charges under this Note and all other Indebtedness of Borrower shall immediately become due and payable with interest to date, unless Holder shall, on notice of such event, elect to waive such acceleration by written notation hereon. Upon any such acceleration, whether automatic or at the election of Holder, both principal and accrued interest shall bear interest from the accelerated date of maturity at the rate set forth in Section 4 above.

10.  WAIVERS;  COSTS  OF  COLLECTION;  MISCELLANEOUS

     Each Borrower, to the extent not prohibited by applicable law or regulation, hereby severally (a) waives as to this debt or any renewal, modification, extension or refinancing thereof all rights of exemption under the Constitution or laws of Alabama or any other state as to real or personal property; (b) waives demand, presentment, protest, notice of protest, notice of dishonor, suit against any party and all other requirements necessary to hold Borrower liable hereunder; (c) agrees that time of payment may be extended or renewal notes taken or other indulgence granted without notice of or consent to such action and without release of liability as to any Borrower; and (d) agrees to pay all costs of collecting or attempting to collect or secure this Note, including reasonable attorneys' fees. This Note shall be governed by and construed in accordance with the laws of the State of Alabama. If any provision of this Note is or becomes invalid or unenforceable, the remaining provisions shall not be affected thereby. Any change or modification of this Note must be in writing signed by both Holder and Borrower.

     Holder's books and records showing the account between Holder and Borrower shall be admissible in evidence in any action or proceeding, shall be binding upon Holder and Borrower for the purposes of establishing the items therein set forth and shall constitute prima facie proof thereof.

     The Holder shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies, and no waiver of any kind shall be valid against the Holder; unless in writing and signed by the Holder. All rights and remedies hereunder and under any statute or rule of law shall be cumulative and may be exercised successively or concurrently. BORROWER CONSENTS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN BIRMINGHAM, ALABAMA AND WAIVES ANY OBJECTION WE MAY HAVE BASED UPON IMPROPER VENUE OR FORUM NON CONVENIENS OR TO THE CONDUCT OF ANY PROCEEDINGS IN ANY SUCH COURT. IN ANY JUDICIAL PROCEEDING BROUGHT WITH RESPECT TO, RELATING TO, OR PERTAINING TO THIS NOTE, THE LOAN DOCUMENTS, THE INDEBTEDNESS, THE ADMINISTRATION, HANDLING OR COLLECTION OF THE INDEBTEDNESS OR THE ACTIONS OF HOLDER, THE BORROWER WAIVES ANY RIGHT TO TRIAL BY JURY. Borrower covenants and agrees that Borrower will furnish Holder a prompt written notice of any action or inaction by Holder or any of Holder's agents or attorneys in connection with this Note, the Loan Documents, or the advances or obligations thereunder, that may be actionable against Holder, Holder's agents. Holder's attorneys, or a defense to payment of the Borrower's obligations to Holder for any reason, including, but not limited to, commission of a tort or violation of any contractual duty or duty implied by law. Borrower further agrees that, unless this notice is duly given as promptly as possible (and in any event within ten (10) days) after Borrower has knowledge or with the exercise of reasonable diligence should have had knowledge of any such action or inaction, Borrower will not assert, and shall be deemed to have waived, any claim or defense arising therefrom.

     Singular or plural words used herein shall be taken to refer to the undersigned, whether one or more than one, and this Note shall bind each of the undersigned, jointly and severally.

11.   EXECUTION

     The undersigned have subscribed their names hereto without condition that anyone else should sign or become bound hereon and without any other condition whatever being made. The provisions hereof are binding on the heirs, executors, administrators, assigns and successors of each Borrower and shall inure to the benefit of Bank, its successors and assigns, and every subsequent Holder of this Note. Borrower acknowledges receipt of a completed copy hereof and of any other instrument executed by Borrower before this transaction is consummated. This Renewal Revolving Promissory Note constitutes a renewal of existing financing and is not a novation thereof.

     IN WITNESS WHEREOF, the undersigned has caused this note to be executed, sealed and delivered in Birmingham, Alabama on this the 28th day of February, 2002.

     CAUTION: IT IS IMPORTANT THAT YOU THOROUGHLY READ THIS NOTE BEFORE YOU SIGN IT.

                                              BORROWER:
                                              SPECTRUM SCIENCES & SOFTWARE, INC.
                                              /s/  Donal  R.  Myrick
                                              Donal  R.  Myrick
[SEAL]                                        Its:   President

                              FORBEARANCE AGREEMENT


     SouthTrust Bank, a state banking corporation (formerly known as SouthTrust Bank, N.A. and SouthTrust Bank, National Association) (hereinafter referred to as the "Bank" or "SouthTrust"), Donal R. Myrick, a resident of the State of Florida ("Guarantor"), and Spectrum Sciences & Software, Inc., a Florida corporation having its principal place of business at 91 Hill Avenue, Ft. Walton Beach, Florida 32548 (hereinafter referred to as the "Company") (Guarantor and the Company are hereinafter collectively referred to as "Obligors") hereby enter into this Forbearance Agreement (the "Agreement") on this the 28th day of February, 2002, and agree to the terms, conditions and recitals set forth below:

                                    RECITALS


     WHEREAS, on September 28, 2000, the Company executed that certain Revolving
Note in the maximum principal amount of $1,000,000.00 (hereinafter referred to as the "First $1,000,000 Line"); and

     WHEREAS, on or about September 28, 2000, the Company executed that certain Security Agreement granting the Bank the collateral described therein; and

     WHEREAS, on or about September 28, 2000, Guarantor executed that certain Guaranty of Payment, pursuant to which he guaranteed repayment of the First $1,000,000 Line in addition to all other indebtedness from the Company to Bank and

     WHEREAS, as of February 27, 2002, the total amount due and owing on the First $1,000,000 Line was $995,694.94, excluding interest and other charges accruing after February 27, 2002, and attorneys' fees and costs of collection; and

     WHEREAS, on or about July 30, 1999, the Company executed that certain Revolving Note in the maximum principal amount of $1,000,000.00 to be paid pursuant to the terms and conditions set forth therein (hereinafter referred to as the "Second $1,000,000 Line"); and

     WHEREAS, in order to secure payment of the Second $1,000,000 Line, the Company executed that certain Assignment of Contract, assigning the Company's rights under that certain Contract # F-02604-99-CM001 by 56 Contracting Squadron/Specialized Flight, which has duly acknowledged said assignment; and

     WHEREAS, on or about July 30, 1999, Guarantor executed that certain Guaranty of Payment, pursuant to which he guaranteed repayment of the Second $1,000,000 Line in addition to all other indebtedness from the Company to Bank; and

     WHEREAS, the current balance owed on the Second $1,000,000 Line as of February 27, 2002, was $995,694.44, excluding interest and other charges accruing after February 27, 2002, and excluding attorneys' fees and costs of collection; and

     WHEREAS, on or about February 23, 1999, the Company executed that certain Revolving Note in the maximum principal sum of $100,000.00 to be paid pursuant to the terms and conditions set forth therein (hereinafter referred to as the "$100,000 Note"); and

     WHEREAS, on or about March 9, 2000, Guarantor executed that certain Guaranty of Payment, pursuant to which he guaranteed repayment of the $ 100,000
Note  in  addition  to  all  other  indebtedness  from  the Company to Bank; and

     WHEREAS, the current balance owed on the $100,000 Note as of February 27, 2002, was $99,995.20, excluding interest and other charges accruing after February 27, 2002, and excluding attorneys' fees and costs of collection; and

     WHEREAS,  on  or  about  July  30,  1999, the Company executed that certain
Installment Note in the original principal balance of $274,704.68 to be paid pursuant to the terms and conditions set forth therein (hereinafter referred to as the "Equipment Term Note"); and

     WHEREAS, on or about July 30, 1999, Guarantor executed that certain Guaranty of Payment, pursuant to which he guaranteed repayment of the Equipment Term Note in addition to all other indebtedness from the Company to Bank; and

     WHEREAS, the current balance owed on the Equipment Term Note as of February 27, 2002, was $199,212.03, excluding interest and other charges accruing after February 27, 2002, and excluding attorneys' fees and costs of collection; and

     WHEREAS, on or about September 14, 1999, the Company executed that certain Installment Note in the original principal balance of $1,691,151.31 to be paid pursuant to the terms and conditions set forth therein (hereinafter referred to as the "Real Estate Note"); and

     WHEREAS, in order to secure payment of the Real Estate Note, the Company executed that certain Assumption in which the Company assumed an existing
Mortgage and Security Agreement in favor of Bank recorded in OR Book 2172 at Page 1606 in the Okaloosa County, Florida Clerk of Court, and which Assumption was recorded in OR Book 2218 at Page 2655 in said Probate Office (which mortgage was amended and increased by instrument recorded in OR Book 2224 at Page 1732 in said Probate Office); and

     WHEREAS, on or about September 14, 1999, Guarantor executed that certain Guaranty of Payment, pursuant to which he guaranteed repayment of the Real Estate Note in addition to all other indebtedness from the Company to Bank; and

     WHEREAS, the current balance owed on the Real Estate Note as of February 27, 2002, was $1,615,511.73, excluding interest and other charges accruing after February 27, 2002, and excluding attorneys' fees and costs of collection; and

     WHEREAS, on or about December 15, 1999, the Company executed that certain Installment Note in the original principal balance of $198,900.00 to be paid pursuant to the terms and conditions set forth therein (hereinafter referred to as the "$198,900 Note"); and

     WHEREAS, in order to secure payment of the $198,900 Note, the Company executed that certain Mortgage granting the Bank the collateral described therein, which was recorded in OR Book 2234, at Page 1776 in the office of the Clerk of Court of Okaloosa County, Florida; and

     WHEREAS, the current balance owed on the $198,900 Note as of February 27, 2002, was $194,989.97, excluding interest and other charges accruing after February 27, 2002, and excluding attorneys' fees and costs of collection; and

     WHEREAS, on or about February 7, 2000, the Company executed that certain Revolving Note in the maximum principal balance of $145,000.00 to be paid pursuant to the terms and conditions set forth therein (hereinafter referred to as the "$145,000 Note"); and

     WHEREAS, the current balance owed on the $145,000 Note as of February 27, 2002, was $128,520.75, excluding interest and other charges accruing after February 27, 2002, and excluding attorneys' fees and costs of collection; and WHEREAS, the above-described documents, together with any and all other documentation executed in connection with the extension of the loans described above, are hereinafter collectively referred to as the "Loan Documents"; and

     WHEREAS, the First $1,000,000 Line, the Second $1,000,000 Line, the $100,000 Note, the Equipment Term Note, the Real Estate Note, the $198,900 Note, and the $145,000 Note (as the same may be renewed, extended, modified, refinanced, or increased from time to time) are collectively referred to herein as the "Notes" and individually a "Note", and the indebtedness evidenced by each
Note  is  referred  to  as  a  "Loan";  and

     WHEREAS, the Obligors are in default under the terms and conditions of the First $1,000,000 Line, the Second $1,000,000 Line and the $145,000 Note and the terms and conditions of the Loan Documents; and

     WHEREAS, SouthTrust now has the right to foreclose on its collateral or proceed to seek to collect the debt owed to it by legal process, or through other remedies available to it pursuant to the agreements between the parties and the laws of the States of Florida, Alabama and Arizona; and

     WHEREAS, the parties have entered into an agreement pursuant to which SouthTrust will forbear from foreclosing on its mortgage and security interests, or taking other efforts to seek to collect its debt in exchange for certain consideration extended by the Obligors as set forth below.

     Now,  therefore,  the  Bank  and  the  Obligors  agree  as  follows:

                                    AGREEMENT

          1. SouthTrust hereby agrees to forbear from foreclosing on its mortgage or security interests or taking other action to collect the debts owed to if from this date until May 16, 2002, so long as the Obligors comply with the terms and conditions of this Agreement and the Loan Documents as described hereinabove.

          2. Obligors hereby acknowledge, understand and agree that a material consideration for such forbearance is to allow Obligors to refinance the Borrower's debt with another institution.

          3. Contemporaneously with the execution of this Agreement, the Obligors shall make a payment bringing current all accrued but unpaid interest and other charges, including but not limited to attorneys' fees and additional expenses incurred in the preparation and negotiation of this Agreement, on the Notes.

          4. The Company shall execute renewal notes for the First $1,000,000 Line, the Second $1,000,000 Line, the $145,000 Note, and the $100,000 Note, each of which shall constitute a "Loan" as defined above, but which shall not work a novation thereof.

          5. The Company shall execute any and all documents necessary to pledge a second position security interest or ship's mortgage on that certain vessel (describe) to secure all of the Company's indebtedness to SouthTrust, and shall provide evidence of insurance on the vessel naming Bank as second loss payee.

          6. Notwithstanding anything contained in the Loan Documents to the contrary, aggregate outstandings under the First $1,000,000 Line and the Second $1,000,000 Line shall not at any time exceed the sum of (i) 80% of the net amount of the Company's Eligible Receivables, and (ii) 50% of the cost of the Company's inventory (less work-in-process) as shall be free of all liens and encumbrances (other than SouthTrust's security interest).

          "Eligible Receivables" are defined as those receivables of the Company's, which (i) represent bona fide obligations of its customers who
     a) are carrying on their business, b) are not insolvent, c) are not in bankruptcy, d) are not conducting a bulk sale of their assets, e) have not made a general assignment for the benefit of creditors, f) have not called a meeting of creditors or attempted to secure from its creditors a general extension, g) have not had a receiver appointed for them, and h) are not affiliates of the Company; (ii) are not owing from the customer for more than ninety (90) days from the date of invoice irrespective of the reason therefor; (iii) arise out of the sale of the Company's Inventory in the ordinary course of its business; (iv) are free and clear of all liens and encumbrances (except for Bank's security interest); (v) are owing to the Company without dispute, offset or counterclaim; (vi) the customer has or will accept the goods rendered without dispute or claim in any respect and will pay the invoice therefor in full at its stated maturity without deduction of any kind, nature or description whatsoever; and (vii) the customer is domiciled within the United States, (or if not domiciled within the United States, is guaranteed by a domestic letter of credit acceptable to Bank).

          Provided, however, that if any receivables from any one of the Company's customers shall be more than 35% of its total receivables, or if it shall have a payment date of more than 30 days from the date of invoice, it must have Bank's prior written approval to qualify as a Eligible Receivable.

          If any of the Company's receivables shall arise out of contracts with the United States of America or any state thereof or any political subdivision, department, agency or instrumentality of such federal or state government, the Company will immediately notify Bank in writing and in order for this receivable to qualify as a Eligible Receivable, the Company will, in addition to the requirements and conditions set forth above, execute any instruments and take any action required by Bank in order that all monies due or to become due under such contracts shall be assigned to Bank and notice thereof given to such federal government under the Federal Assignment of Claims Act, or in the case of a state statute or local ordinance analogous to said Claims Act, to such state government, or the appropriate political subdivision, and Bank is hereby expressly authorized as the Company's agent to execute any such instruments and to take any such action.

          7. Guarantor and the Company each expressly agree that all of the Loans are hereby cross-defaulted with one another, and Obligors agree that the occurrence of an Event of Default as defined in, and pursuant to any one of the Notes or the Loan Documents pertaining to such Loan, which is not cured within applicable grace or curative periods, shall constitute an immediate Event of Default (without need of notice or the expiration of any additional cure period other than specified in such Loan Documents) under the other Notes and Loan Documents.

          8.  Guarantor  and  the  Company  each expressly agree that all of the

     Loans are hereby cross-collateralized with one another, and Obligors agree that the collateral described in each of the Loan Documents shall secure, in addition to the Loan it relates to, on a pari passu basis with each other Loan, the obligations of Obligors under the other Loan Documents, including, without limitation, the Company's obligation to pay the principal and interest on each of the other Loans, as the same may hereafter be renewed, modified, amended or extended, and to pay all other indebtedness and other agreed charges and to perform all of the terms and conditions under the other Loan Documents.

          9. The Obligors and each of them shall provide SouthTrust with current financial statements within 30 days of the execution of this Agreement, including but not limited to balance sheets, income statements, detailed agings of accounts receivable and accounts payable, detailed listings of all inventory, and a description of all related liens held by other entities and the collateral against which the entity has such lien, and itemizations of all real estate in which the Obligors own an interest. In addition, the Obligors shall provide the Bank with any other financial information requested by Bank on or within seven (7) days of any request.

          10. The Bank shall have no duty to make any further advances or loans to any of the Obligors. Obligors shall execute any and all additional and other documents or certifications reasonably required by Bank or Bank's counsel to carry out the terms of this Agreement and all other agreements executed by Obligors or any one of them in favor of Bank, and to protect the Bank's security interest in the collateral as described therein.

          11. Bank has not waived and it not now waiving (nor is anyone acting on its behalf) any such default on Obligors' part under the Loan Documents or the Notes, and no act or omission by Bank or on its behalf shall constitute or be construed as a waiver of any past or presently existing or hereafter arising default (whether or not similar to Obligors' past or present conduct), nor as a waiver or modification of any remedies now or hereafter available to Bank. Without limiting the generality of the foregoing. Bank specifically reserves the right to insist on strict compliance with the terms of the Loan Documents, the Notes, this Agreement and all ancillary agreements at any time, the Obligors expressly acknowledge hereby such reservation of rights.

          12. Obligors hereby waive, relinquish and release all claims, counterclaims, causes of action and defenses of every kind or nature, at law or in equity, whether known or unknown, liquidated or contingent, foreseen or unforeseen, in contract, torn or otherwise, now or arising out of or relating to any agreement, transaction or dealing between Obligors (on or before the date if this Agreement) and hereby release Bank and its stockholders, directors, officers, employees, attorneys and agents in respect of any such claims, counterclaims, causes of action and defenses. Without limiting the generality of the foregoing, Obligors have no defenses, counterclaims, right of offset or similar rights or claims against Bank. Obligors also agree that Bank shall be entitled to relief from any automatic stay imposed by Section 362 of Title 11 of the United States Code, as amended or otherwise, on or against the exercise of the rights and remedies otherwise available to Bank under this or any other agreement, and as otherwise provided by law, and Obligors hereby waive the benefits of such automatic stay and consent and agree to raise no objection to such relief.

          13. All of the other terms and conditions of the Loan Documents are hereby ratified and shall remain the same and continue to be in full force and effect, except as expressly modified herein. Time is of the essence under this Agreement and the Loan Documents. The terms and conditions of that certain letter from Bank to the Company dated on or about February 21, 2002, which the Company accepted, are incorporated herein by this reference, and are made a part hereof.

          14. THE VALIDITY, INTERPRETATION, ENFORCEMENT AND EFFECT OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ALABAMA. THE BANK'S PRINCIPAL PLACE OF BUSINESS IS LOCATED IN JEFFERSON COUNTY IN THE STATE OF ALABAMA, AND THE OBLIGORS AGREE THAT THIS AGREEMENT SHALL BE DELIVERED TO AN HELD BY BANK AT SUCH PRINCIPAL PLACE OF BUSINESS, AND THE HOLDING OF THIS AGREEMENT BY BANK THEREAT SHALL CONSTITUTE SUFFICIENT MINIMUM CONTACTS OF OBLIGORS WITH JEFFERSON COUNTY AND THE STATE OF ALABAMA FOR THE PURPOSE OF CONFERRING JURISDICTION UPON THE FEDERAL AND STATE COURTS PRESIDING IN SUCH COUNTY AND STATE. OBLIGORS HEREBY CONSENT THAT ANY LEGAL ACTION OR PROCEEDING ARISING HEREUNDER MAY BE BROUGHT IN THE CIRCUIT COURT OF THE STATE OF ALABAMA, JEFFERSON COUNTY,
     ALABAMA OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ALABAMA AND ASSENT AND SUBMIT TO THE PERSONAL JURISDICTION OF ANY SUCH COURT IN ANY ACTION OR PROCEEDING INVOLVING THIS AGREEMENT. NOTHING HEREIN SHALL LIMIT THE JURISDICTION OF ANY OTHER COURT. OBLIGORS HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE LOANS, OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF BANK AND/OR
     BORROWER  WITH  RESPECT  TO  THE  LOAN

     DOCUMENTS OR IN CONNECTION WITH THIS AGREEMENT OR OTHERWISE, OR THE CONDUCT OR THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. OBLIGORS AGREE THAT BANK MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED AGREEMENT OF OBLIGORS IRREVOCABLY TO WAIVE THEIR RIGHT TO TRIAL BY JURY AS AN INDUCEMENT OF BANK TO MAKE THE LOANS TO BORROWER, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAWS, ANY DISPUTE OR CONTROVERSY WHATSOEVER (WHETHER OR NOT MODIFIED HEREIN) BETWEEN BORROWER AND BANK SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

     Obligors acknowledge receipt of a completed copy hereof and of all Loan Documents as defined herein before this transaction is consummated.

     IN WITNESS WHEREOF, the Obligors have caused this Agreement to be properly executed as of the date set forth above.

                                              SPECTRUM SCIENCES & SOFTWARE, INC.

                                              By: /s/  Donal  R.  Myrick
                                              Its:    President
                                              Donal  R.  Myrick   (individually)

STATE  OF  FLORIDA  )
OKALOOSA  COUNTY    )

     I, Pamela D. Tolar, a Notary Public in and for said County in said State, hereby certify that Donal R. Myrick, whose name as President of Spectrum Sciences & Software, Inc., an Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation.

     Given  under  my  hand  and  official  seal this 28th day of February 2002.

          PAMELA  D.  TOLAR
          MY  COMMISSION  #  cc  805757      Notary  Public
          EXPIRES:  February  1,2003         My Commission Expires: Feb. 1, 2003
          Bonded  Thru  Notary  Public  Underwriters


STATE  OF  FLORIDA  )
OKALOOSA  COUNTY    )

     I, Pamela D. Tolar, a Notary Public in and for said County in said State, hereby certify that Donal R. Myrick, whose name is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he executed the same voluntarily on the day the same bears date.

     Given  under  my  hand  and  official seal this 28th day of February, 2002.

          /s/  PAMELA  D.TOLAR
          MY  COMMISSION  #  cc  805757      Notary  Public
          EXPIRES:  February  1,2003         My Commission Expires: Feb. 1, 2003
            Bonded  Thru  Notary  Public  Underwriters


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